SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING ALTERNATIVE FUNDS
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
ALLSPRING MONEY MARKET FUNDS
ALLSPRING MULTI-ASSET FUNDS
ALLSPRING SPECIALTY FUNDS
ALLSPRING U.S. EQUITY FUNDS
(each a “Fund”, and together the “Funds”)

Effective immediately, the Class-Level Administrator Fees table located in the section entitled, “Manager and Class-Level Administrator” is amended with the following:

Class-Level Administrator Fee
Share Class	% of Total net Assets
Class A	0.20%
Class C	0.20%

June 30, 2023